EXHIBIT 10.2

TRADEMARKS AND LETTERS PATENT SECURITY AGREEMENT

This Trademarks and Letters Patent Security Agreement (“Agreement”) made this 11th day of March, 2010, by and between CAS MEDICAL SYSTEMS, INC., a Delaware corporation with its chief executive office at 44 East Industrial Road, Branford, CT  06405 (“Grantor” or “Borrower”) and NEWALLIANCE BANK, with a place of business at 195 Church Street, New Haven, CT  06510 (“Grantee” or “Lender” or “Bank”).

WHEREAS, Lender is entering into or has entered into a Third Modification Agreement with Borrower dated of even date herewith (“Third Modification”) modifying a Revolving Loan to Borrower evidenced by a Commercial Revolving Promissory Note  from Borrower to Lender dated February 11, 2008 in the principal amount of ten million dollars, as modified by a Debt Modification Agreement (the “First Modification”) from Borrower dated December 31, 2008, and as further modified by a Second Modification Agreement executed April 3, 2009 by Borrower (the “Second Modification”) reducing the maximum principal amount of the Revolving Loan to five million dollars (said Commercial Revolving Promissory Note, as modified by the First Modification, Second Modification and Third Modification, and as the same may be further amended and/or restated from time to time, herein called the "Note" and the loan evidenced by the Note, herein called the “Loan,” and the First Modification, the Second Modification and the Third Modification shall sometimes herein collectively be called the “Modification”);

WHEREAS, the Loan was made pursuant to a Commercial Loan Agreement between Borrower and Lender dated February 11, 2008, as modified by the First Modification, the Second Modification and the Third Modification (as the same may be further amended and /or restated from time to time, herein called the “Loan Agreement”);

WHEREAS, Lender has a security interest in substantially all assets of Borrower pursuant to a Security Agreement between Borrower and Lender dated February 11, 2008, as the same may be amended by the Modification  (as the same may be further amended and/or restated from time to time, herein called the “Security Agreement”);

WHEREAS, Borrower is the record owner of:  (i) the trademarks and letters patent of the United States listed on Schedule A annexed hereto and incorporated herein (the "Trademarks" and the "Letters Patent" respectively, which terms shall also include any applications therefor set forth on Schedule A), which Trademarks and Letters Patent are registered in the United States Patent and Trademark Office, and (ii) the inventions described and claimed in the Letters Patent; and

WHEREAS, pursuant to the Third Modification, Borrower is hereby granting Lender a security interest in the Trademarks and the Letters Patent on the terms set forth herein.

NOW, THEREFORE, in consideration of the Lender’s execution of the Third Modification, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.           To secure the complete and timely satisfaction, payment and performance of all of the “Obligations,” as hereafter defined, of Borrower to Lender, Borrower does hereby assign, transfer and convey to Lender, and grant to Lender a security interest in and mortgage to, all of Borrower's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Debtor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

the Trademarks and the Letters Patent,  together with and including, without limitation, the good will of the business to which each of the Trademarks relates, all proceeds of the Trademarks and the Letters Patent (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

The term “Obligations” as used herein shall mean all liabilities, obligations, indebtedness, duties, covenants and guaranties now or hereafter owing from the Borrower to the Lender of whatever kind or nature, whether or not contemplated at the time of this Agreement, whether direct or indirect, absolute or contingent or due or to become due, including all obligations of the Borrower, actual or contingent, in respect of letters of credit or banker's acceptances issued by the Lender for the account of or guaranteed by the Borrower and all obligations of any partnership or joint venture as to which Borrower is or may become personally liable (the "Obligations", which term shall also include, without limitation, all accrued interest and costs, including reasonable attorney's fees, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Lender in exercising, preserving, defending, enforcing, collecting, administrating or protecting any of its rights under the Obligations or hereunder or with respect to the Collateral or in any litigation arising out of the transactions evidenced by the Obligations). The Lender shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations in such manner and such order of priority as the Lender, in its sole discretion, may determine.
The Obligations shall include, without limitation, all agreements evidencing, securing or relating to the Obligations, including without limitation, the Note, the Loan Agreement and the Security Agreement.  The Note, the Loan Agreement,  the Security Agreement and all present and future agreements which now or hereafter secure, relate to, or evidence the Obligations or any guaranty thereof shall sometimes collectively be called the “Loan Documents”),

2.           Borrower covenants and warrants that, except as set forth on Schedule B attached hereto and incorporated herein:

a.           The Trademarks and the Letters Patent are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

b.           Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Collateral, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, registered user agreements, licenses, shop rights and covenants by Borrower not to sue third persons;

c.           Borrower has the unqualified right to enter into this Agreement and perform its terms;

d.           To the best of Borrower’s knowledge, no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

e.           Borrower will continue to use for the duration of this Agreement proper statutory notice in connection with its use of the Trademarks; and

f.           Borrower will continue to use for the duration of this Agreement consistent standards of quality in its manufacture of products sold under the Trademarks.

3.           Borrower hereby grants to Lender and its employees and agents the right to visit Borrower's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours and at Lender’s sole expense. Borrower shall do any and all acts reasonably required by Lender to ensure Borrower's compliance with Paragraphs 2e and 2f above.

4.           Borrower agrees that until final nonvoidable payment in full and satisfaction of the Obligations and termination of any right of Borrower to obtain or obligation of the Lender to make any loans or advances or other financial accommodations to or for the benefit of the Borrower, Borrower will not, except as set forth on Schedule B, sell, transfer, encumber, assign or grant licenses or sublicenses with respect to the Collateral, without Lender's prior written consent.

5.           If before the final nonvoidable payment in full and satisfaction of the Obligations or the termination of any right of Borrower to obtain or obligation of the Lender to make any loans or advances or other financial accommodations to or for the benefit of the Borrower,  Borrower shall obtain rights to any new trademarks or patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Paragraph 1 hereof shall automatically apply thereto and Borrower shall give to Lender prompt notice thereof in writing hereof.

6.           Borrower authorizes Lender to modify this Agreement by amending Schedule A to include any future patents and patent applications which are Letters Patent under Paragraphs 1 or 5 hereof or to include any future trademarks which are Trademarks under Paragraphs 1 or 5 hereof.

7.           If a default or an Event of Default (as defined in any of the Loan Documents) shall occur, or demand for payment under any of the Loan Documents shall be made, Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and, without limiting the generality of the foregoing, the Borrower may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Borrower, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Connecticut or elsewhere, the whole or from time to time any part of the Collateral, or any interest which Borrower may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations.  Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Borrower.  Notice of any sale or other disposition of the Collateral shall be given to Borrower at least five (5) days before the time of any intended public or private sale or other disposition of the Collateral, which Borrower hereby agrees shall be reasonable notice of such sale or other disposition.  At any such sale or other disposition, Lender or any holder of any note may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of Borrower, which right is hereby waived and released. Without limiting the foregoing, Borrower hereby grants to Lender the exclusive, royalty-free, nontransferable right and license to make, have made, use and sell the goods covered by the Trademarks and the inventions disclosed and claimed in the Letters Patent and to use the Trademarks on and in connection with goods of the Borrower, said right and license to be exercised by Lender, upon or after the occurrence of a default or an Event of Default (as defined in any of the Loan Documents) under, or demand for payment of any of the Loan Documents.

8.           Borrower assumes all responsibility and liability arising from the use of the Trademarks and the Letters Patent and Borrower hereby indemnifies, defends and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys fees) arising out of (i) any alleged defect in any product manufactured, promoted or sold by Borrower under any of the Letters Patent or bearing any of the Trademarks, or (ii) the manufacture, promotion, labeling, sale or advertisement of any such product by Borrower.

9.           Any and all out-of-pocket fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by Lender in connection with (i) the preparation of this Agreement and all other documents relating hereto and to the consummation of this transaction, (ii) the filing or recording of any documents (including all taxes in connection therewith) in public offices, (iii) the payment or discharge of any taxes, counsel fees, maintenance fees or encumbrances, (iv) defending or prosecuting any actions or proceedings arising out of or related to the Collateral, or (v) otherwise protecting, maintaining or preserving the Collateral, shall be borne and paid by Borrower on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate in effect under the Note, after an Event of Default, as defined in the Note.

10.  Except as set forth on Schedule B attached hereto and incorporated herein,  the Borrower shall have the duty to do all acts necessary or desirable to preserve and maintain all rights in the Trademarks, the Letters Patent and any patent or trademark applications.  Any expenses incurred in connection with such applications shall be borne by Borrower.

11.           Upon the failure or inability of Borrower to take actions required under Paragraph 10 above, Lender shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce or protect either the Trademarks or the Letters Patent and any license thereunder, in which event Borrower shall at the request of Lender do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Lender for all costs and expenses incurred by Lender in the exercise of its rights hereunder.

12.           Borrower hereby appoints Lender (and authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion) as Borrower's true and lawful attorney-in-fact, with the power to endorse Borrower's name on all applications, documents, papers and instruments necessary for Lender to use the Trademarks and the Letters Patent in accordance with the terms set forth herein, or if a default or an Event of Default (as defined in any of the Loan Documents) under, or demand for payment of any of the Loan Documents, shall have occurred, to grant or issue any exclusive or nonexclusive license under the Trademarks or the Letters Patent to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral or any other collateral for any of the Obligations, to anyone else.  Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the life of this Agreement.

13.           No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.           In the event of a conflict between the terms hereof and of the Security Agreement the terms of the Security Agreement shall govern; provided however that all of Lender's rights and remedies with respect to the Trademarks and the Letters Patent, whether established hereby or by the Loan Documents, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

15.           The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

16.           This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 6 hereof.  This Agreement may be executed in multiple counterparts.

17.           The Borrower hereby represents, covenants and agrees that the transaction of which this Agreement forms a part is a “commercial transaction” as defined by the Statutes of the State of Connecticut.

THE BORROWER HEREBY WAIVES ALL OF ITS RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTION 52-278a ET SEQ.,  AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES WHICH THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS, AS WELL AS ITS RIGHT TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY SUCH PREJUDGMENT REMEDY. MORE SPECIFICALLY, THE BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, AS AMENDED, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER.

THE BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT OR ANY AGREEMENT THEREOF OR OUT OF THE LOAN DOCUMENTS OR BY REASON OF ANY OTHER CAUSE OR DISPUTE BETWEEN THE BORROWER AND THE LENDER.

THE BORROWER HEREBY FURTHER AGREES THAT THE FOLLOWING COURTS:

STATE COURT - ANY STATE OR LOCAL COURT OF THE STATE OF CONNECTICUT.

FEDERAL COURT - UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT.

OR AT THE OPTION OF THE LENDER, ANY COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND THE LENDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT.  THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT THE ADDRESS SET FORTH HEREIN. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS NOTE TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

18.           The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

19.           The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Connecticut. The recitals are incorporated herein.

20.           This Agreement is made in order to grant Lender a security interest in the Collateral including the property set forth on Schedule A annexed hereto, and upon final nonvoidable payment in full and satisfaction of the Obligations secured hereby and termination of any right of Borrower to obtain, or obligation of the Lender to make, any loans or advances or other financial accommodation to or for the benefit of the Borrower, this Agreement shall be void and of no further effect.

WITNESS the execution hereof under seal as of the day and year first above written.

WITNESS:	Borrower:
CAS MEDICAL SYSTEMS, INC.

/s/ Christian M. McNamara	/s/ Jeffery A. Baird
Christian M. McNamara	Jeffery A. Baird
Its: Chief Financial Officer
Duly Authorized
/s/ Judy K. Weinstein
Judy K. Weinstein

Lender:
NEWALLIANCE BANK

/s/ Christian M. McNamara	/s/ Dante S. Fazzina
Christian M. McNamara	Dante S. Fazzina
Its Vice President
Duly Authorized
/s/ Judy K. Weinstein
Judy K. Weinstein

STATE OF CONNECTICUT                    )
      ) ss.:  New Haven
COUNTY OF NEW HAVEN                    )

The foregoing instrument was acknowledged before me this 11th day of March, 2010, by  Jeffery A. Baird, the Chief Financial Officer of CAS MEDICAL SYSTEMS, INC., a Delaware corporation, on behalf of said corporation.

 /s/ Lisa R. Barbour
Notary Public
My commission expires:  September 30, 2010

STATE OF CONNECTICUT                    )
      ) ss.:  New Haven
COUNTY OF NEW HAVEN                     )

The foregoing instrument was acknowledged before me this 11th day of March, 2010, by Dante S. Fazzina, the Vice President of NewAlliance Bank, on behalf of NewAlliance Bank.

 /s/ Lisa R. Barbour
Notary Public
My commission expires:  September 30, 2010

SCHEDULE A
TO TRADEMARKS AND LETTERS PATENT COLLATERAL SECURITY AGREEMENT

List of Trademarks and Letters Patent

Trademarks

Trademark	U.S. Reg. No.	Date of Reg.	Goods

FOR EVERY LIFE AND BREATH SITUATION	3,230,335	4/17/2007	Medical apparatus, namely apparatus for monitoring patient ventilation and oxygenation in Int’l Class 10

CAS EXPRESS	3,566,265	1/27/2009	Operating system software sold as an integral component of apnea detection apparatuses in Int’l Class 10

MAXNIBP	2,801,249	12/30/2009	Non-invasive blood pressure measurement apparatuses in Int’l Class 10

SAFE-CUFF	2,628,279	10/1/2002	Blood pressure cuffs in Int’l Class 10

CAS	2,642,539	10/29/2002	Medical devices, namely electronic respiratory monitoring apparatus for detecting sleep apnea in Int’l Class 10

TUFF CUFF	1,597,307	5/22/1990	Blood pressure cuffs in Int’l Class 10

CAS	1,560,705	10/17/1989	Medical equipment, namely, limb boards; automatic blood pressure measuring units; blood pressure cuffs; and medical electrodes in Int’l Class 10

NEO GUARD & design	1,548,156	7/18/1989	Limb immobilizing support boards for holding limb straight during intravenous feeding in Int’l Class 10

KLEAR-TRACE	1,641,987	4/23/1991	Medical electrodes in Int’l Class 10

Design	1,642,696	4/30/1991	Adhesive patches used to secure a temperature probe to a patient in Int’l Class 10

SCHEDULE A
TO TRADEMARKS AND LETTERS PATENT COLLATERAL SECURITY AGREEMENT

List of Trademarks and Letters Patent

Trademarks

Trademark	U.S. Reg. No.	Date of Reg.	Goods

ULTRACHECK	2,292,982	11/16/1999	Blood pressure cuffs in Int’l Class 10

UNI-FUSOR	1,583,534	2/20/1990	Air pressure infusion cuff portion of medical apparatus which administers blood and other fluids in Int’l Class 10

CASMED	3,226,586	4/10/2007
Medical apparatus, namely diagnostic lasers for use in measuring clinical parameters, automated blood pressure monitoring apparatus, apnea detection apparatus, blood pressure cuffs, limb boards, blood oxygenation monitoring apparatus, vital signs monitors, non-invasive blood pressure apparatus, and pressure infusor cuffs in Int’l Class 10

FOR WHAT'S VITAL	3,281,295	8/21/2007
Medical apparatus, namely diagnostic lasers for use in measuring clinical parameters, automated blood pressure monitoring apparatus, apnea detection apparatus, blood pressure cuffs, limb boards, blood oxygenation monitoring apparatus, vital signs monitors, non-invasive blood pressure apparatus, and pressure infusor cuffs in Int’l Class 10

FORE-SIGHT	3,313,195	3/3/2006	Medical apparatus, namely, cerebral oximeter for non-invasive patient monitoring in Int’l Class 10

SOFTCHECK	3,315,409	10/23/2007	Blood pressure cuffs in Int’l Class 10

LASER-SIGHT	3,344,769	11/27/2007	Medical apparatus, namely diagnostic lasers for use in non-invasive measurement and monitoring of oxygen saturation in a patient’s blood stream in Int’l Class 10

MOTHERBABY & design	3,505,745	9/23/2008
Maternal and fetal monitors, namely, fetal heart rate monitors, maternal uterine activity monitors, and maternal blood pressure monitors; neonatal infant health products for medical use, namely, infant apnea detection monitors, blood pressure cuffs, electrodes, limb boards, adhesive patches used to secure a temperature probe to a patient, and temperature probes in Int’l Class 10

Motherbaby & design	3,544,003	12/9/2008
Maternal and fetal monitors, namely, fetal heart rate monitors, maternal uterine activity monitors, and maternal blood pressure monitors; neonatal infant health products for medical use, namely, infant apnea detection monitors, blood pressure cuffs, electrodes, arm boards, adhesive patches used to secure a temperature probe to a patient, and temperature probes in Int’l Class 10

S & design	1,592,883	4/24/1990	Medical apparatus, namely, pumps for administration of blood and fluid, and accessory parts therefor in Int’l Class 10

STATCORP	1,868,858	12/20/1994
Medical devices; namely, pressure manifolds and pressure gauges for use in the rapid infusion of fluids into the body; infusion cuffs; blood filters; blood administration sets consisting of blood filters, tubing, and blood flow measurement and control equipment; and air bladders, tubing and air regulators for rapid infusion of fluids into the body in Int’l Class 10.

COOL-LIGHT	3,735,396	1/5/2010	Medical apparatus, namely, diagnostic laser systems for use in non-invasive measurement and monitoring of oxygen saturation in a patient’s blood in Int’l Class 10

EDENTREND	1,600,609	6/12/1990	Add-on data storage units for use with apnea monitors, and computer software for processing such data

TUFF CUFF AND DESIGN	1,598,432	5/29/1990	Blood pressure cuffs

PREMIE NESTIE	2,353,247	5/30/2000	Medical apparatus, namely, a premature infant positioning aide and accessories therefore

Miscellaneous Design	1,550,855	8/8/1989	Limb immobilizing support boards for holding limbs straight during intravenous feeding; automatic blood pressure measuring devices; blood pressure cuffs; and medical electrodes

HOLD-TIGHT	3,731,738	12/29/2009	Hydrogel adhesive strips for attaching non-adhesive medical sensors to the body in Int’l Class 10

Patents

Patents	U.S. Reg. No.	Issue Date	Expiration Date

METHOD FOR NON-INVASIVE	6,456,862 B2	9/24/2002	4/30/2021
SPECTROPHOTOMETRIC BLOOD
OXYGENATION MONITORING

METHOD FOR	7,072,701	7/4/2006	1/25/2024
SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING

LASER DIODE OPTICAL	7,047,054	5/16/2006	11/4/2019
TRANSDUCER ASSEMBLY FOR
NON-INVASIVE SPECTROPHOTOMETRIC
BLOOD OXYGENATION

LASER DIODE OPTICAL	7,313,427	12/25/2007	11/4/2019
TRANSDUCER ASSEMBLY FOR
NON-INVASIVE
SPECTROPHOTOMETRIC BLOOD
OXYGENATION

AUTOMATIC BLOOD PRESSURE	5,220,502	6/15/1993	10/10/2010
MEASURING DEVICE AND
METHOD WITH CUFF SIZE
DETERMINATION

APNEA DETECTOR WITH	6,537,228	3/25/2003	6/17/2019
ARTIFACT
REJECTION

Pending Trademark Applications

App No.	Filing Date	Mark

77/594,820	10/17/2008	LIMBOARD

Pending Patent Applications

Serial No.	Filing Date	Title

11/376,894	3/16/2006	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING

11/914,074	11/09/2007	IMPROVED METHOD FOR
SPECTROPHOTOMETRIC BLOOD OXYGENATION MONITORING

12/092,778	5/06/2008	CALIBRATION DEVICE FOR A
SPECTROPHOTOMETRIC SYSTEM

12/096,132	6/04/2008	INDICATORS FOR A
SPECTROPHOTOMETRIC SYSTEM

12/090,671	4/18/2008	METHOD AND APPARATUS FOR
SPECTROPHOTOMETRIC BASED OXIMETRY

12/097,438	6/13/2008	STABILIZED MULTI-WAVELENGTH LASER
SYSTEM FOR NON-INVASIVE SPECTROPHOTOMETRIC MONITORING

12/514,955	5/14/2009	APPARATUS FOR SPECTROPHOTOMETRIC
BASED OXIMETRY

12/248,556	10/09/2008	NIRS SENSOR MOUNTING APPARATUS

12/574,412	10/06/2009	METHOD AND APPARATUS FOR
DETERMINING CEREBRAL DESATURATION IN PATIENTS UNDERGOING

12/607,648	10/28/2009	METHOD AND APPARATUS FOR
SPECTROPHOTOMETRIC BASED OXIMETRY OF SPINAL TISSUE

61/224,689	7/10/2009	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING OF THE LOWER GASTROINTESTINAL TRACT

61/261,563	11/16/2009	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING OF THE LOWER GASTROINTESTINAL TRACT

61/262,419	11/18/2009	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING OF THE LOWER GASTROINTESTINAL TRACT

61/306,200	2/19/2010	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING OF THE LOWER GASTROINTESTINAL TRACT

61/226,161	7/16/2009	IMPLEMENTATION OF DIGITAL SENSOR
ID FOR NIRS MONITOR

61/264,080	11/24/2009	METHOD FOR SPECTROPHOTOMETRIC
BLOOD OXYGENATION MONITORING

Schedule B exceptions

SCHEDULE B

The National Institutes of Health (NIH), U.S. Department of Health and Human Services (DHHS) has government purposes rights with respect to patents 6,456,862 B2 and 7047054.

Renewal for trademarks 1,598,432, 2,353,247 and 1,550,855 is due in May 2010.  The Borrower will not be renewing these marks.